UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 14, 2021

FVCBankcorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Virginia	001-38647	47-5020283
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11325 Random Hills Road, Fairfax Virginia 22030

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 436-3800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On July 14, 2021, FVCBankcorp, Inc. (“FVCB”) and Blue Ridge Bankshares, Inc. (“BRBS”) issued a joint press release announcing the execution of an Agreement and Plan of Reorganization, dated as of July 14, 2021, pursuant to which FVCB and BRBS will merge, subject to the terms and conditions set forth therein. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, BRBS will be providing supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. The slides to be used in connection with these presentations are attached hereto as Exhibit 99.2 and incorporated by reference herein.

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of FVCB or BRBS or a solicitation of any vote or approval. In connection with the proposed merger, BRBS intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/ prospectus to be mailed to shareholders of both FVCB and BRBS. SECURITY HOLDERS OF FVCB AND BRBS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FVCB, BRBS AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030 or by telephone at (703) 436-3800.

FVCB, BRBS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of FVCB and BRBS in connection with the proposed merger. Information about the directors and executive officers of FVCB and their ownership of the FVCB’s common stock is set forth in FVCB’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 8, 2021. Information about the directors and executive officers of BRBS and their ownership of BRBS’s common stock is set forth in BRBS’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 30, 2021. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BRBS and FVCB, including, but not limited to statements about the benefits of the merger between BRBS and FVCB, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BRBS’s and FVCB's current expectations and assumptions regarding BRBS’s and FVCB’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BRBS’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of BRBS and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BRBS and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BRBS and FVCB, (4) the risk that the integration of BRBS’s and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that BRBS and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of BRBS and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against BRBS and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of BRBS’s and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by BRBS’s issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or BRBS including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on BRBS’s and/or FVCB’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of BRBS and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BRBS, FVCB and factors which could affect the forward-looking statements contained herein can be found in BRBS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC, and in FVCB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated July 14, 2021.
99.2	Investor Presentation, dated July 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon
Executive Vice President and Chief Financial Officer

July 14, 2021

Exhibit 99.1

Company Release – July 14, 2021 4:30PM (ET)

Blue Ridge Bankshares, Inc. and FVCBankcorp, Inc. Announce Transformational Combination to Create a Top-Performing Financial Institution

-	Enhanced Scale to Drive Increased Growth and Profitability: Strengthens core franchise to create 4th largest Virginia-headquartered community bank¹

-	Strong, Affluent, Growing Markets of Operation: Strong, affluent growth markets across Virginia, Maryland and North Carolina

-	Enhanced Revenue Streams with Increased Sources of Fee Income: Specialty business lines, including mortgage, SBA, government contracting and FinTech partnerships

-	Powerful Operating Leverage: Top-tier metrics with meaningful capital generation and flexibility

-	Creation of a Stronger Franchise with Greater Scarcity Value: Establishment of a powerful middle-market franchise not currently operating in Virginia with best talent from both franchises

CHARLOTTESVILLE, Virginia and FAIRFAX, Virginia – July 14, 2021 – Blue Ridge Bankshares, Inc. (NYSEAM: BRBS) (“Blue Ridge”), the parent company of Blue Ridge Bank, National Association (“Blue Ridge Bank”), and FVCBankcorp, Inc. (NASDAQ: FVCB) (“FVCB”), the parent company of FVCbank, jointly announced today that they have entered into a definitive agreement pursuant to which the companies will combine in an all-stock merger of equals to create the 4th largest Virginia-headquartered community bank¹ based on assets.

The transformational partnership will create greater scale to drive growth, improve profitability and enhance shareholder value. The transaction leverages complementary market positions and creates a statewide institution with a presence in key Virginia markets. The combination enhances revenue streams with increased sources of fee income and complementary product lines. The opportunities for improved profitability and enhanced revenue streams should create meaningful capital generation to support further technology initiatives and FinTech partnerships.

Under the terms of the definitive merger agreement, which was unanimously approved by the Boards of Directors of both companies, FVCB shareholders will receive 1.1492 shares of Blue Ridge common stock for each share of FVCB common stock they own. FVCB shareholders will own approximately 47.5% and Blue Ridge shareholders will own approximately 52.5% of the combined company on a fully diluted basis.

The combined company will be headquartered in Fairfax, Virginia and will maintain significant operation centers in other markets.

“This partnership creates a powerful and innovative financial services provider better able to serve its clients and communities of today and tomorrow,” said Brian K. Plum, President and Chief Executive Officer of Blue Ridge. “The team at FVCB has built and maintains a high quality banking franchise, and there is no better team with which to unite to capitalize on the opportunities presented by an evolving industry.”

“We are thrilled to be partnering with Blue Ridge Bankshares in this merger. Over the past couple of years, the growth initiatives and investments Blue Ridge has made has resulted in expanded profitability and a differentiated platform. Our two companies complement each other beautifully and the combined company will be a formidable competitor across our markets,” said David W. Pijor, Chairman and Chief Executive Officer of FVCB. “We believe this merger will enable us to serve our customers with additional products and services, including increased lending capacity and capabilities. As part of a larger and more diverse institution, our employees will have additional opportunities to grow, learn, and develop their careers. Our shareholders should benefit from our increased profitability, liquidity, and increased market capitalization. We look forward to continuing to grow this company across our markets.”

1)	Includes community banks headquartered in Virginia with less than $100 billion in total assets; excludes Capital One Financial Corporation due to asset size greater than $100 billion; based on total assets as of March 31, 2021

Financially Compelling Transaction for All Shareholders

Top-Tier Profitability: On a pro forma basis, the combined company targets delivering top-tier operating performance, with an estimated 2022 ROAA of approximately 1.4% and an ROATCE of approximately 15%+.

Significant Earnings Per Share Accretion: The transaction is targeted to deliver 16%+ EPS accretion to Blue Ridge in 2022 and 2023, respectively, and 12%+ EPS accretion to FVCB in 2022 and 2023, respectively (shown illustrative for 100% achievement of cost savings).

Manageable Tangible Book Value Per Share Dilution: The mid-single digit tangible book value per share dilution to Blue Ridge is expected to be earned back approximately two years from closing.

Strong Combined Capital Levels: The combined company is expected to have a Common Equity Tier 1 Capital ratio of above 11% at closing. The combined company’s targeted strong capital ratios are designed to support growth and capital management strategies.

Governance and Leadership

Reflecting the significant contribution both partners bring to the combined company, the board and executive management team will draw from both sides:

-	David W. Pijor, Chairman and Chief Executive Officer of FVCB, will be the Executive Chairman of the combined company

-	Brian K. Plum, President and Chief Executive Officer of Blue Ridge, will continue in the role of Chief Executive Officer of the combined company

-	Patricia A. Ferrick, President of FVCB, will be the President of the combined company and the President and Chief Executive Officer of the combined bank

-	Jennifer L. Deacon, Chief Financial Officer of FVCB, will be the Chief Financial Officer of the combined company

-	The Board of Directors of the combined company will consist of 16 directors – eight Blue Ridge Board members and eight FVCB Board members, with an independent Blue Ridge director serving as Lead Director

-	Mr. Pijor, Mr. Plum, and Ms. Ferrick will all be named directors of the combined company

Approval and Timing

The merger is expected to close in the fourth quarter of 2021 or early first quarter 2022, subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the shareholders of each company.

Transaction Advisors

Raymond James served as financial advisor to Blue Ridge, with Williams Mullen serving as legal advisor. Piper Sandler & Co. served as financial advisor to FVCB, with Troutman Pepper serving as legal advisor.

About Blue Ridge

Blue Ridge Bankshares, Inc. is the holding company for Blue Ridge Bank, National Association. Blue Ridge, through its subsidiaries and affiliates, provides a wide range of financial services including retail and commercial banking, payroll, insurance, card payments, wholesale and retail mortgage lending, and government-guaranteed lending. Blue Ridge also provides investment and wealth management services and management services for personal and corporate trusts, including estate planning, and trust administration. Visit www.mybrb.com for more information.

About FVCB

FVCBankcorp, Inc. is the holding company for FVCbank, a wholly-owned subsidiary that commenced operations in November 2007. FVCbank is a $1.88 billion asset-sized Virginia-chartered community bank serving the banking needs of commercial businesses, nonprofit organizations, professional service entities, their owners and employees located in the greater Baltimore and Washington D.C., metropolitan areas. FVCbank is based in Fairfax, Virginia, and has 10 full-service offices in Arlington, Fairfax, Manassas, Reston and Springfield, Virginia, Washington D.C., and Baltimore, Bethesda, and Rockville, Maryland.

Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Blue Ridge and FVCB, including, but not limited to statements about the benefits of the merger between Blue Ridge and FVCB, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Blue Ridge’s and FVCB's current expectations and assumptions regarding Blue Ridge’s and FVCB’s businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Blue Ridge’s and/or FVCB’s future financial results and performance and could cause the actual results, performance or achievements of Blue Ridge and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Blue Ridge and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties’ businesses as a result of the announcement and pendency of the proposed merger, and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Blue Ridge and FVCB, (4) the risk that the integration of Blue Ridge’s and FVCB’s operations will be materially delayed or will be more costly or difficult than expected or that Blue Ridge and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of Blue Ridge and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against Blue Ridge and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Blue Ridge’s and/or FVCB’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Blue Ridge’s issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or Blue Ridge including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on Blue Ridge’s and/or FVCB’s businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Blue Ridge and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Blue Ridge, FVCB and factors which could affect the forward-looking statements contained herein can be found in Blue Ridge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the Securities and Exchange Commission (the “SEC”), and in FVCB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

Important Information about the Merger and Where to Find It

Blue Ridge intends to file a registration statement on Form S-4 with the SEC to register the shares of Blue Ridge’s capital stock that will be issued to FVCB’s shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Blue Ridge and FVCB that also constitutes a prospectus of Blue Ridge. The definitive joint proxy statement/prospectus will be sent to the shareholders of Blue Ridge and FVCB seeking their approval of the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, FVCB, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in Solicitation

Blue Ridge, FVCB, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of each of Blue Ridge and FVCB in connection with the proposed merger under the rules of the SEC. Certain information regarding the interests of the directors and executive officers of Blue Ridge and FVCB and other persons who may be deemed participants in the solicitation of the shareholders of Blue Ridge or of FVCB in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed merger, which will be filed with the SEC. Additional information about Blue Ridge, the directors and executive officers of Blue Ridge and their ownership of Blue Ridge common stock can also be found in Blue Ridge’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 30, 2021, and other documents subsequently filed by Blue Ridge with the SEC. Additional information about FVCB, the directors and executive officers of FVCB and their ownership of FVCB common stock can also be found in FVCB’s definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 8, 2021, and other documents subsequently filed by FVCB with the SEC. These documents can be obtained free of charge from the sources described above.

Blue Ridge Contact Information

Brian K. Plum

President and Chief Executive Officer

(540) 743-6521

FVCB Contact Information

David W. Pijor

Chairman and Chief Executive Officer

(703) 436-3800

Exhibit 99.2

1 Transformational Combination Blue Ridge Bankshares (BRBS) and FVCBankcorp (FVCB) July 14, 2021

Important Information about the Merger and Where to Find It

Blue Ridge Bankshares, Inc. ("Blue Ridge" or "BRBS") intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the "SEC") to register the shares of Blue Ridge's common stock that will be issued to FVCBankcorp, Inc. ("FVCB") shareholders in connection with the proposed transaction. The registration statement will include a joint proxy statement of Blue Ridge and FVCB that also constitutes a prospectus of Blue Ridge. The definitive joint proxy statement/prospectus will be sent to the shareholders of Blue Ridge and FVCB seeking their approval of the proposed merger.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE (AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, FVCB, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by Blue Ridge or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Blue Ridge, FVCB, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of each of Blue Ridge and FVCB in connection with the proposed merger under the rules of the SEC. Certain information regarding the interests of the directors and executive officers of Blue Ridge and FVCB and other persons who may be deemed participants in the solicitation of the shareholders of Blue Ridge or of FVCB in connection with the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the proposed merger, which will be filed with the SEC. Additional information about Blue Ridge, the directors and executive officers of Blue Ridge and their ownership of Blue Ridge common stock can also be found in Blue Ridge' definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 30, 2021, and other documents subsequently filed by Blue Ridge with the SEC. Additional information about FVCB, the directors and executive officers of FVCB and their ownership of FVCB common stock can also be found in FVCB's definitive proxy statement in connection with its 2021 annual meeting of shareholders, as filed with the SEC on April 8, 2021, and other documents subsequently filed by FVCB with the SEC. These documents can be obtained free of charge from the sources described above.

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Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Blue Ridge and FVCB, including, but not limited to statements about the benefits of the merger between Blue Ridge and FVCB, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the merger. Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "targets," "designed," "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Blue Ridge's and FVCB's current expectations and assumptions regarding Blue Ridge's and FVCB's businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Blue Ridge's and/or FVCB's future financial results and performance and could cause the actual results, performance or achievements of Blue Ridge and/or FVCB to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed merger may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Blue Ridge and FVCB do business, (2) deposit attrition, operating costs, customer losses and other disruptions to the parties' businesses as a result of the announcement and pendency of the proposed merger, and diversion of management's attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Blue Ridge and FVCB, (4) the risk that the integration of Blue Ridge' and FVCB's operations will be materially delayed or will be more costly or difficult than expected or that Blue Ridge and FVCB are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the shareholders of Blue Ridge and/or FVCB, (6) the outcome of any legal proceedings that may be instituted against Blue Ridge and/or FVCB, (7) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Blue Ridge' and/or FVCB's customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed merger, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Blue Ridge's issuance of additional shares of its capital stock in connection with the proposed merger, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of FVCB and/or Blue Ridge including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of bank regulatory agencies and legislative and regulatory actions and reforms, and (15) the impact of the global COVID-19 pandemic on Blue Ridge's and/or FVCB's businesses, the ability to complete the proposed merger and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Blue Ridge and FVCB disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Blue Ridge, FVCB and factors which could affect the forward-looking statements contained herein can be found in Blue Ridge's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC, and in FVCB's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Report on Form 10-Q for the period ended March 31, 2021, and its other filings with the SEC.

3

4 Creating A Premier Financial Institution in Attractive Growth Markets 1) Pro forma market capitalization is based on BRBS share price of $18.03 as of July 13, 2021 and 34,691,823 pro forma shares ou tst anding Note: Branch footprint excludes BRBS loan production offices Attractive Returns ~16% ‘22 ROATCE Operating Leverage ~56% Efficiency Ratio Enhanced Liquidity ~$625M Market Cap¹ Significant Scale ~$5B Assets at Close 4.21 4.05 3.80 3.73 3.61 2.14 1.43 2.91 Greensboro (NC) Washington DC Charlottes- ville (VA) Richmond (VA) Harrisonburg (VA) Virginia Beach (VA) Baltimore (MD) National Average Projected 2021 - 2026 Population Growth (%) in Key MSAs 109.2 87.3 79.1 73.3 70.4 60.8 53.8 67.8 Washington DC Baltimore (MD) Charlottes- ville (VA) Richmond (VA) Virginia Beach (VA) Harrisonburg (VA) Greensboro (NC) National Average Median Household Income ($K) in Key MSAs BRBS Headquarters BRBS Branches (33) FVCB Headquarters FVCB Branches (10) WEST VIRGINIA PENNSYLVANIA MARYLAND VIRGINIA NORTH CAROLINA Baltimore Rockville Fairfax Fredericksburg Harrisonburg Charlottesville Richmond Virginia Beach Greensboro Charlotte County Lancaster County Washington , DC Martinsville Stuart

5 Transformational Partnership Driving Top - Tier Performance Capitalizing on Scarcity Value and Creating Operating Leverage in Our Core Markets Strategically Compelling Enhanced scale to drive increased growth and profitability Strong, affluent, growing markets of operation Enhanced revenue streams with increased sources of fee income Powerful operating leverage Creation of a stronger franchise with greater scarcity value Low - cost deposit base (0.41% cost of deposits) with ~30% non - interest bearing accounts Additional scale and expertise to support FinTech efforts Financially Attractive 16%+ 2022 and 2023 EPS accretion to BRBS shareholders (assuming illustrative phase - in of cost savings at 100%) 12%+ 2022 and 2023 EPS accretion to FVCB shareholders (assuming illustrative phase - in of cost savings at 100%) ~5.7% TBVPS dilution with an earnback of ~2.1 years Strong accretion to profitability metrics and meaningful capital generation Low - Risk Transaction Substantial due diligence completed by both parties Experienced management teams with significant integration experience Embedded purchase accounting marks provide additional capital support

6 Consideration & Transaction Pricing 100% stock consideration Fixed exchange ratio of 1.1492 BRBS shares for each FVCB share outstanding Assumes FVCB options are rolled over into BRBS options Aggregate consideration of ~$306.6M BRBS will be both the legal and accounting acquirer Pro Forma Ownership Approximately 52.5% BRBS / 47.5% FVCB on a fully diluted basis Leadership David W. Pijor: Executive Chairman (FVCB) Brian K. Plum: Chief Executive Officer (BRBS) Patricia A. Ferrick: President; President and Bank CEO (FVCB) Jennifer L. Deacon: Chief Financial Officer (FVCB) Combining best talent from both companies Board of Directors Equal Board split: 8 members from BRBS and 8 members from FVCB for a total of 16 directors Chairman of the Board: David W. Pijor (Current FVCB Chairman & CEO) Lead Independent Director: to be selected from BRBS Board Brian K. Plum and Patricia A. Ferrick to be named Directors Headquarters Holding Company Headquarters: Fairfax, VA Timing and Required Approvals Approval of BRBS and FVCB shareholders Customary regulatory approvals Anticipated closing in the fourth quarter of 2021 or early first quarter 2022 Summary of Key Transaction Terms

7 Pro Forma Leadership Team Brings a Strong History of Leadership Board of Directors (Preliminary Named Directors) Leadership Team David W. Pijor, Executive Chairman • Founder, Chairman and CEO of FVCbank • Previous founder and Chairman of James Monroe Bank • 30+ years of experience in business law and taxation Brian K. Plum, Chief Executive Officer • President and CEO of Blue Ridge Bank • Certified Public Accountant with MBA and MSA degrees • 15+ years of experience in banking Patricia A. Ferrick, President & CEO of Bank • President and Director at FVCbank; original CFO at FVCbank • Previous CFO of Southern Financial Bancorp, Inc. and Potomac Bank of VA Jennifer L. Deacon, Chief Financial Officer • EVP and Chief Financial Officer of FVCbank • Previous Chief Accounting Officer at Cardinal Bank • 20+ years of community banking experience BRBS FVCB Brian K. Plum (41), Director Current Director and CEO Current BRBS Board Member Lead Director 8 8 David W. Pijor (68), Executive Chairman Current Chairman and CEO Patricia A. Ferrick (58), President & CEO of Bank Current President, Director and Secretary

8 Enhanced Operating Strategy to Support Top - Quartile Profitability Metrics Note: Includes non - merger target, exchange - traded bank & thrifts headquartered in the Southeast with assets between $3.0 billion and $10.0 billion; excludes institutions without forward analyst estimates; forward estimates reflect mean street analyst estimates per S&P Global Market Intelligence Source: Company Management; S&P Global Market Intelligence Transformational Merger Leading to Top - Tier Profitability: 2022 Estimated Operating Metrics 1.44 1.38 1.29 1.28 1.28 1.24 1.22 1.09 1.08 1.04 0.95 0.94 0.87 0.84 0.82 0.81 0.72 ROAA (%) 15.93 13.76 13.65 13.14 13.01 12.68 11.92 11.70 11.43 11.35 10.71 10.66 8.94 8.03 7.19 6.16 ROATCE (%) 52.4 53.2 55.2 55.5 56.2 56.4 56.7 57.2 57.4 61.8 62.9 65.2 67.2 69.1 73.2 76.8 Efficiency (%) 52.9 33.4 32.3 30.0 26.0 22.9 22.3 19.3 19.0 19.0 17.2 15.8 13.8 13.6 13.3 12.6 Fee Income / Operating Revenue (%)

Diverse Pro Forma Revenue Profile with Strong Momentum



Net Interest Income 67%
$202.6M
2021 Annualized[1]
Fee Income 8%
Mortgage 25%

Commercially Focused

Strategic Partnerships and Flexible Operating Model

Mortgage Banking Provides Interest Rate Hedge

Unique Business Lines

		BRBS	FVCB	Pro Forma
	Commercial	☑	☑	☑
	Consumer	☑	☑	☑
	Retail	☑	☑	☑
Specialty Lines	Mortgage	☑		☑
	FinTech	☑		☑
	SBA	☑	☑	☑
	Payments	☑	☑	☑
	Govt. Contracting		☑	☑
	Wealth	☑		☑
	Insurance	☑		☑
	Benefits	☑		☑

1) Revenue is annualized using combined 1Q'21 operating revenue of $50.7 million
Source: Company filings, S&P Global Market Intelligence

9

BLUE RIDGE BANK | FVCbank

Commercially Oriented Loan Portfolio With No Significant Concentrations

BRBS, ex PPP


Other
1.4%
C&I
14.0%
Consumer and
Residential
37.7%
C&D
11.3%
$1.8B[1]
MRQ Yield:
4.34%
CRE
29.9%
Multifamily
5.8%

$852.6M *Current PPP Balance*
($712.6M) *Less: Announced Sale of PPP Loans*
$140.0M ***PPP Loans, Post-Sale***

L/D ex PPP: 85.0%

CRE Ratio: 287.3% C&D Ratio: 86.5%

FVCB, ex PPP


CRE 54.5%
C&D 17.0%
$1.3B[1]
MRQ Yield:
4.38%
C&I 8.1%
Other 0.4%
Consumer and
Residential
13.5%
Multifamily 6.5%

$166.6M ***PPP Balance as of 2021Q1***

L/D ex PPP: 80.3%

CRE Ratio: 361.4% C&D Ratio: 94.9%

PRO FORMA, ex PPP


C&I
11.4%
Other 1.0%
Consumer
and
Residential
27.7%
C&D
13.7%
$3.1B[1]
MRQ Yield:
4.36%
Multifamily
6.1%
CRE
40.1%

$306.6M ***Estimated Pro Forma PPP Balance***

L/D ex PPP: 83.0%

CRE Ratio: 323.8% C&D Ratio: 90.6%

Consistent mix of mortgage, commercial and CRE

Active SBA platform resulting in strong PPP origination

Disciplined, low-risk balance sheets

Emphasis on credit administration and risk management

1) Loan composition data reflects regulatory bank level data as of March 31, 2021 and excludes PPP Loans
Source: Company filings, S&P Global Market Intelligence

10

11 History of Strong Asset Quality and Limited Exposure to COVID Sensitive Industries Note: FDIC Peer Group consists of all institutions with total assets between $1.0 billion and $10.0 billion Source: Company filings, S&P Global Market Intelligence Historical NCOs / Average Loans (0.10%) 0.60% 1.30% 2.00% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021Q1 BRBS FVCB FDIC Peer Group Loans $M % of Loans BRBS 30 $31.0 1.35% FVCB 3 $10.0 0.69% Minimal Loans Remaining on Payment Deferral

12 $15.4 $8.5 $7.5 $3.4 $3.1 $2.7 $2.0 $1.9 $1.8 $1.7 $1.6 $1.4 $1.4 $1.4 $1.3 AUB TOWN UBSI CARE BHRB FRST AMNB FBLV CFFI VABK JMSB MNSB #3: Charlottesville MSA 2 #2: Richmond MSA Deposit Market Share Across Virginia - Based Banks ($B)¹ Meaningful Presence as Virginia’s 4 th Largest Community Bank ¹ 1) Includes community banks headquartered in Virginia with less than $100 billion in total assets; excludes Capital One Financia l C orporation due to asset size greater than $100 billion; based on total assets as of March 31, 2021 2) Charlottesville MSA statistics adjusted to include Orange County and Louisa County Note: Deposit and demographic data as of June 30, 2020 Source: S&P Global Market Intelligence Key Demographics for Select Key Markets ($M) #1: Washington DC MSA #4: Virginia Beach MSA #5: Greensboro MSA Population (000's) 6,349 Deposits in Market $ 1,548 Pro Forma Rank 19 Population (000's) 1,304 Deposits in Market $ 603 Pro Forma Rank 9 Population (000's) 297 Deposits in Market $ 290 Pro Forma Rank 7 Population (000's) 1,780 Deposits in Market $ 93 Pro Forma Rank 15 #4 #7 #13

13 Non - Interest Bearing 31.5% Interest Bearing Non - Time 53.8% Retail Time 3.4% Jumbo Time 11.3% Non - Interest Bearing 28.8% Interest Bearing Non - Time 42.6% Retail Time 9.7% Jumbo Time 18.9% Source: Company filings, S&P Global Market Intelligence Attractive Low - Cost Deposit Platform BRBS FVCB PRO FORMA $2.1B Deposits $1.6B Deposits $3.7B Deposits 1Q’21 Cost of Deposits: 0.36% 1Q’21 Cost of Deposits: 0.51% 1Q’21 Cost of Deposits: 0.41% Relationship - based driven platforms Diversifies geography Reduced reliance on time deposits Meaningful non - interest bearing base Non - Interest Bearing 30.0% Interest Bearing Non - Time 47.4% Retail Time 7.0% Jumbo Time 15.7%

14 Key Merger Model Assumptions 2022 Earnings Assumptions ▪ BRBS internal targeted EPS of $1.75 in 2022, or ~$32.9M in aggregate ▪ FVCB internal targeted EPS of $1.95 in 2022, or ~$28.3M in aggregate Estimated One - Time Merger Costs ▪ $25 million (pre - tax) Estimated Cost Savings ▪ 15% of combined non - interest expense, excluding mortgage banking related expenses ▪ ~$11M in 2022 (75% phase - in) and ~$16M in 2023 (100% phase - in) Purchase Accounting and Other Adjustments ▪ Gross credit mark equal to 1.50% of FVCB’s gross loans excluding PPP loans at closing, or ~$23.6 million ▪ Assumes projected provision reserve coverage of 1.00% on net - FVCB loan growth ▪ Core deposit intangible of ~$6.6 million, or 0.50% of non - time deposits; amortized 10 years using the Double Declining Balance methodology ▪ Assumes 0.50% pre - tax cost of cash and 21% tax rate on pro forma adjustments ▪ Assumes transaction closing of December 31, 2021

BLUE RIDGE BANK | FVCbank

Compelling Financial Impact For All Shareholders

Dominant Pro Forma Virginia Franchise



~$5B
Assets

~$625M
Market Cap

~$73M
Net Income[1]

Attractive Returns to BRBS

16%+
2022 And 2023 EPS Accretion[1]

~5.7%
TBV Dilution

~2.1
Year Earnback

Significant Upside to FVCB

~20%
FVCB '22 EPS Accretion[1]

$0.55
Dividend Per Share[2]

Strong Capital Position

> 11%
CET1 Ratio

> 14%
Total Capital Ratio

1) Assumes fully phased-in cost savings in FY2022
2) Annualized based on July 2021 quarterly dividend, declared at $0.12 per share of BRBS common stock
Note: Metrics based on preliminary merger analysis

15

16 Due Diligence Process Scope of BRBS and FVCB Thorough and Reciprocal Due Diligence Efforts Mortgage Banking Commercial Real Estate C&I Retail & Consumer Banking / Deposit Strategy Engaged Third Party Credit Review Investment Portfolio / ALCO Technology & Data Operations Accounting & Finance Audit / Compliance / BSA Legal Extensive Scope Looking Forward ▪ Estimated closing in 4Q2021 or early Q12022 ▪ Comprehensive due diligence coordinated and led by key executives of BRBS and FVCB ▪ Full engagement of external consultants and advisors through the diligence process, including third party credit review of more than 50% of commercial loan balances of both companies ▪ Integration will be managed by long - time employees of BRBS and FVCB who have been actively involved in diligence and previous merger integrations

17 ▪ Strong Alignment of company cultures and values with high regard on client - focus and team - oriented approach ▪ Strong focus on diversity, inclusion and employee development ▪ Diversified client base and scope ▪ Increased technology capabilities and mortgage platform ▪ Expanded breadth of products available to customers ▪ Enhanced ability to serve larger client base ▪ Greater capabilities and expanded product base ▪ Larger balance sheet and increased capital to support client growth ▪ Double Digit Earnings Accretion ▪ Accelerates efficiencies ▪ Enhances long - term profitability and growth SHAREHOLDERS EMPLOYEES CUSTOMERS COMMUNITIES Continued Focus and Dedicated Service to Communities and Shareholders Core to Respective Purposes and Respective Business Models

BLUE RIDGE BANK | FVCbank

Strategic Transformation to Benefit Shareholders and Communities

Enhanced Scale to Drive Increased Growth and Profitability

Dominant market positions

Strengthens core franchise to create 4th largest Virginia-headquartered community bank[1]

Expands market reach, product offering and scale to better serve customers

Strong, Affluent Growth Markets of Operation

Strong, affluent growth markets

Diversified footprint across key growth markets in Virginia, Maryland and North Carolina

Enhanced Revenue Streams with Increased Sources of Fee Income

Complementary Product Lines

Specialty business lines, including mortgage and FinTech partnerships

Powerful Operating Leverage

Top-tier metrics with meaningful capital generation and flexibility

Increased scale supports investments in technology and FinTech strategies

Flexibility to acquire smaller Virginia banks – limited competition among $2B+ Banks

Creation of a Stronger Franchise with Greater Scarcity Value

Establishment of a powerful middle-market franchise not currently operating in Virginia

Best talent taken from both franchises

Strong and complementary culture

1) Includes community banks headquartered in Virginia with less than $100 billion in total assets; excludes Capital One Financial Corporation due to asset size greater than $100 billion; based on total assets as of March 31, 2021

18

19 Appendix

20 Historical Acquisition Summary Note: Transaction values based on values at closing History of Solid Growth and Successful Integration ▪ Transaction Value: $127M ▪ Total Assets: $1.25B ▪ Number of Branches: 17 Bay Banks of Virginia, Inc. (2021) 1 Virginia Community Bankshares, Inc. (2019) 2 ▪ Transaction Value: $46M ▪ Total Assets: $251M ▪ Number of Branches: 8 River Bancorp, Inc. (2016) 3 ▪ Transaction Value: $13.4M ▪ Total Assets: $116M Colombo Bank (2018) 1 st Commonwealth Bank of Virginia (2012) 1 ▪ Transaction Value: $33M ▪ Total Assets: $191M ▪ Number of Branches: 5 2 ▪ Transaction Value: $2.8M ▪ Total Assets: $56.9M ▪ Number of Branches: 1

21 Estimated Earnings Per Share Impact 2022 Estimated Run - Rate Earnings, Including Targeted Cost Savings ($M, except per share values) Blue Ridge's Standalone Net Income to Common Estimate $32.9 FVCB Standalone Net Income to Common Estimate $28.3 After-Tax Transaction Adjustments: Cost Savings (Illustrative Phase-In of Cost Savings at 100%) $11.8 CDI Amortization Expense from Transaction (1.0) Reversal of FVCB Existing Intangible Amortization 0.2 Other Accounting Adjustments 0.7 Pro Forma Net Income to Common $72.9 Pro Forma Average Diluted Shares (Ms) 35.8 Blue Ridge Pro Forma EPS $2.04 Accretion ($) $0.28 Accretion (%) 16.2% FVCB Exchange Ratio Adjusted Pro Forma EPS $2.34 Accretion ($) $0.39 Accretion (%) 19.8%

Pro Forma Tangible Book Value Per Share



$2.14
$13.04
$0.11
~(5.7%)
$12.29
$0.35
$0.51
$10.90
Blue Ridge Standalone (1Q'21)
Est. Growth To Close
Blue Ridge Est. at Close (4Q'21)
Core Deposit Intangible Established
Equity Consideration and Merger Purchase Accounting Impact
Est. Total Restructuring Costs[1]
Pro Forma TBVPS

1) Includes full impact of one-time merger expenses for illustrative purposes

22